General	6 Months Ended
Jun. 30, 2020
Accounting Policies [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	Kornit Digital Ltd. (the “Company”) was incorporated in 2002 under the laws of the State of Israel. The Company and its subsidiaries develop, design and market digital printing solutions for the global printed textile industry. The Company’s and its subsidiaries’ solutions are based on their proprietary digital textile printing systems, ink and other consumables, associated software and value-added services.

b.	The Company established wholly owned subsidiaries in Israel, the United States, Germany, Hong Kong, Japan and the United Kingdom. The Company’s subsidiaries are engaged primarily in services, sales, and marketing, except for the Israeli subsidiary which is engaged primarily in research and development and manufacturing.

c.	The Company depends on four major suppliers to supply certain components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in these suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company’s results of operations and financial position.

d.	On February 7, 2019 (the “Closing Date”), the Company, through its wholly owned subsidiary Kornit Digital North America Inc., acquired the business and certain assets of Hirsch Solutions Inc., (“Hirsch”) its distributor in North America. Under the related acquisition agreement, the total consideration of $4,715 was paid at the closing date. The Company incurred acquisition-related costs in a total amount of $85.